INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.   )

Filed by the registrant  [ X ]

Filed by a party other than the registrant  [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


           BRUSH CREEK MINING AND DEVELOPMENT CO.,  INC.
           (Name of Registrant as Specified in Its Charter)

             BRUSH CREEK MINING AND DEVELOPMENT CO., INC.
              (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on the table below  per  Exchange Act Rules 14a-6(i)(4)
      and 0-11.

      (1)  Title of each class of securities to which transaction applies: N/A
      (2)  Aggregate number of securities to  which  transaction  applies: N/A
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
      (4)  Proposed maximum aggregate value of transaction:  N/A
      (5)  Total fee paid: N/A

[   ] Check box if any part of the fee is offset as provided by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:  N/A
      (2)  Form, schedule or registration statement no.:  N/A
      (3)  Filing party:  N/A
      (4)  Date filed:  N/A

             BRUSH CREEK MINING AND DEVELOPMENT CO., INC.
                   970 EAST MAIN STREET, SUITE 200
                    GRASS VALLEY, CALIFORNIA 95945

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON JANUARY 8, 1998

To the Shareholders:

    The Annual Meeting of Shareholders (the "Annual Meeting") of Brush Creek Mining and Development Co., Inc. (the "Company") will be held on January 8, 1998, at 10:00 a.m. (PST), at the Miners' Foundry located at 325 Spring Street, Nevada City, California 95959, for the following purposes:

    1. To elect four Directors to serve as the Board of Directors of the Company until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify;

    2. To ratify the selection of Brown Armstrong Randall & Reyes as the Company's independent auditors for the fiscal year ending June 30, 1998; and

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The close of business on November 12, 1997 has been fixed as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof.

     Your attention is called to the proxy statement on the following pages.
We hope that you will attend the Annual Meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                 By Order of the Board of Directors,


                                 JAMES S. CHAPIN,
                                 Chairman


Grass Valley, California
November 18, 1997

             BRUSH CREEK MINING AND DEVELOPMENT CO., INC.

                       PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON JANUARY 8, 1998
                   _____________________________

     This Proxy Statement is being furnished to shareholders of Brush Creek Mining and Development Co., Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Shareholders of the Company to be held on January 8, 1998, at 10:00 a.m. (PST), at the Miners' Foundry located at 325 Spring Street, Nevada City, California 95959, and at any adjournment thereof (the "Annual Meeting").

     The Board has fixed the close of business on November 12, 1997 as the record date for the determination of shareholders entitled to receive notice of, and vote at, the Annual Meeting (the "Record Date"). Accordingly, only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, the Company had outstanding approximately 44,529,483 shares of Common Stock, par value $.0001 per share (the "Common Stock") which are the only
outstanding voting securities of the Company.   On all matters, each share of
Common Stock is entitled to one vote.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors and other employees of the Company may solicit proxies by personal contact, telephone, facsimile or other electronic means without additional compensation. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about November 18, 1997.

     Proxies in the accompanying form which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, proxies will be voted FOR all matters listed in the Notice of Annual Meeting of Shareholders and in accordance with the discretion of the person(s) voting the proxies with respect to all other matters properly presented at the Annual Meeting. Execution of a proxy will not prevent a shareholder from attending the Annual Meeting and voting in person. Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company written notice of revocation bearing a later date than the proxy, by delivering a later-dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. The holders of a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. A plurality of the votes cast at the Annual Meeting will be required for the election of directors. The ratification of the selection of Brown Armstrong Randall & Reyes as independent auditors requires the affirmative vote of a majority of the votes cast at such meeting. If a shareholder, present in person or represented by proxy, abstains on any matter, the shareholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though the shareholder may interpret such action differently.

      PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of October 28, 1997, (i) the number of shares of Common Stock owned of record or beneficially, or both, by each person who owned of record, or is known by the Company to have beneficially owned, individually, or with his associates, more than 5% of such shares then outstanding; (ii) the number of shares owned beneficially by each Director of the Company, each person nominated to be a Director and each named executive officer of the Company; and (iii) the number of shares owned beneficially by all Directors and executive officers as a group. Except as otherwise indicated below, each of the persons listed below has sole voting and investment power with respect to his or her shares.


                                Amount and Nature          Percent
Name of Beneficial Owner        of Beneficial Ownership    of Class

James S. Chapin                 1,505,877(1)(2)            3.2%
970 E. Main Street, Suite 200
Grass Valley, CA 95945

Howard I. Kalodner                937,005(1)(2)            2.0%
55 Riverview Terrace
Springfield, MA 01108

Albert E. Miller                  658,334(1)(2)            1.4%
250 Westmont
West Hartford, CT 06117

Kenneth S. Friedman             1,095,200(1)(2)            2.4%
26 Willow Lane
Blackhawk, CO 80422

Ariel Holdings LLC              4,050,000                  9.1%
5151 Collins Avenue
Miami Beach, FL 33140

David Werner                    4,100,000                  9.2%
36 West 44th Street
New York, NY 10036

All Executive Officers          4,196,416(1)(2)            8.8%
and Directors
as a Group (four persons)

__________________

      (1) Includes shares which may be acquired within 60 days pursuant to the exercise of options, as follows: Mr. Chapin, 975,000 shares; Mr. Kalodner, 500,000 shares; Mr. Miller, 500,000 shares; and Mr. Friedman, 485,000 shares; and all executive officers and directors as a group, 2,460,000 shares.

      (2)    Figure includes shares owned by a spouse.



                         ELECTION OF DIRECTORS

     A Board of Directors consisting of four members is to be elected by the shareholders, to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

     Unless authority is withheld, it is intended that proxies will be voted for the election of the four nominees below, each of whom is currently serving as a director. The Board of Directors does not contemplate that any of these nominees will be unable or will decline to serve. However, if any of them is unable or declines to serve, the persons named in the accompanying proxy may vote for another person or persons in their discretion.


INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information with respect to the four nominees for election to the Board of Directors.

                                 PRESENT POSITION           HAS SERVED AS
NAME                  AGE        AND OFFICES                DIRECTOR SINCE

James S. Chapin       42         Chief Executive Officer,   1994
                                 Chief Financial Officer,
                                 Chairman of the Board
                                 and Director

Howard I. Kalodner    63         Director                   1994

Albert E. Miller      70         Director                   1994

Kenneth S. Friedman   55         Director                   1995

     JAMES S. CHAPIN has been a Director of the Company since April 1994. Since April 1994, Mr. Chapin has also served as the Chief Executive Officer and Chief Financial Officer of the Company. Prior to working with the Company, Mr. Chapin was a registered representative with the Hartford, Connecticut offices of Tucker Anthony, a securities broker-dealer from 1988 to April 1994. He previously served in executive positions from 1977 to 1983 with IBM and from 1983 to 1988 with the securities firm of Smith Barney.

     HOWARD I. KALODNER has been a Director of the Company since March 1994. Mr. Kalodner is a professor of law and, from 1977 to 1994, served as the dean of Western New England College School of Law in Springfield, Massachusetts. He is a member of the American Law Institute (ALI).

     ALBERT E. MILLER has been a Director of the Company since March 1994. From 1976 to 1991, Mr. Miller was chairman and chief executive officer of Royalpar Industries, a publicly owned human resources company. He retired from Royalpar in July 1991 when it was acquired by another company.

     KENNETH S. FRIEDMAN has been a Director of the Company since January
1995. Mr. Friedman has served as president and chief executive officer of Strathmore Resources Ltd. from December 1996 to the present. From 1993 to the present, he has also served as president of Nonlinear Resource Corp. and, from 1991 to 1993, he served as director of research for Dickinson & Co. He served as the natural resources analyst for Kemper Securities, a securities firm, from 1990 to 1991 and the metal and mining analyst for Boettcher Co., a brokerage firm, from 1989 to 1990.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

THE COMPANY'S EXECUTIVE OFFICERS

     There are no executive officers of the Company other than those named above.

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended June 30, 1997, 1996 and 1995, of those persons who were, at June 30, 1997 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000 (the named executive officers):

                          SUMMARY COMPENSATION TABLE
                              ANNUAL                  LONG-TERM
                              COMPENSATION            COMPENSATION

                                                  AWARDS      PAYOUTS

NAME AND PRINCIPAL  FISCAL                        OPTIONS     ALL OTHER
POSITION            YEAR    SALARY    BONUS       (SHARES)    COMPENSATION

James S. Chapin,    1997    $110,000  $100,000(1) 375,000(2)  $0
Chief Executive
Officer             1996    $110,000  $0          250,000(3)  $0
and Chief
Financial           1995    $110,000  $0          25,000(3)   $23,512(4)
Officer
__________________
(1) Represents amount which was released to Mr. Chapin in January 1997 from $100,000 which had been held in trust by the Company in connection with certain severance arrangements which existed between the Company and Mr. Chapin. Due to the release of said funds, such severance arrangements
     have been terminated.   See " - Employment Agreements and Termination of
     Employment Arrangements".

(2) In March 1997, Mr. Chapin was granted options to acquire 375,000 shares of the Company's Common Stock. In connection therewith, all previously granted options to Mr. Chapin were cancelled.

(3)  Such options have been cancelled (see footnote (2) above).

(4)  Represents payments made by the Company for living expenses.

STOCK OPTION PLANS

     The Company has an incentive stock option plan under which five and ten-year options may be granted to key employees to purchase up to 33,333 shares of the Company's Common Stock at the market price on the date of grant. At June 30, 1997, no options had been granted under this plan. A total of 33,333 shares of the Company's unissued Common Stock has been reserved for this plan.

     The Company has a nonqualified stock option plan, under which options to purchase a total of 1,186,000 shares from $.23 to $4.13 were outstanding and exercisable at June 30, 1997.

     The following tables set forth certain information with respect to stock options granted to the persons named in the Summary Compensation Table during the fiscal year ended June 30, 1997.

                             OPTION GRANTS IN FISCAL 1997

                                   INDIVIDUAL GRANTS

                                         PERCENT OF TOTAL
                   NUMBER OF             OPTIONS GRANTED
                   SECURITIES            TO                 EXERCISE OR
                   UNDERLYING OPTIONS    EMPLOYEES IN       BASE PRICE
NAME               GRANTED               FISCAL YEAR        ($/SH)

James S. Chapin    375,000               100%               $.225


                   MARKET
                   PRICE
                   ON
                   DATE OF               EXPIRATION
                   GRANT (1)             DATE

                   $117,188              3/7/2002
_______________________

(1) Based on the average of the closing bid and asked prices of the Company's Common Stock on the date of grant. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Common Stock over the exercise price on the date the option is exercised.

     The following table set forth certain information as to each exercise of stock options during the year ended June 30, 1997, by the persons named in the Summary Compensation Table and the fiscal year-end value of unexercised options:

         AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND YEAR-END OPTION VALUE

                                            NUMBER OF SECURITIES
                   SHARES                   UNDERLYING UNEXERCISED
                   ACQUIRED                 OPTIONS AT JUNE 30, 1997
                   ON            VALUE
                   EXERCISE      REALIZED   EXERCISABLE   UNEXERCISABLE

James S. Chapin    -0-             -0-      375,000        -0-


                   VALUE OF UNEXERCISED
                   IN-THE-MONEY OPTIONS
                   AT JUNE 30, 1997 (1)

                   EXERCISABLE    UNEXERCISABLE

                   $56,250        -0-
_______________________

(1) Realizable values are reported net of the option exercise price but before any income taxes that the executive may have to pay. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock as well as the option holder's continued employment through the vesting period. The amounts reflected in this table may never be obtained.

LONG TERM INCENTIVE PLANS

     Other than the stock option plans described above, the Company does not have any plan providing compensation to its executive officers for performance to occur over a period longer than one fiscal year.

PENSION PLANS

     The Company does not have any pension plan available to its executive officers.

COMPENSATION OF DIRECTORS

     The independent Directors of the Company are entitled to compensation at a rate of $1,500 per month for their services. During the fiscal year ended June 30, 1997, however, no fees were paid to Directors. Certain expenses incurred in connection with such services, including travel to meetings, may also be reimbursed. In addition the Board has awarded options to acquire Common Stock of the Company to directors in recognition of services.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company has an employment agreement with James S. Chapin, which provides that Mr. Chapin's employment will commence April 4, 1994, and continue through April 3, 1995, following which his employment is to continue for an indefinite term, subject to certain notice provisions. In addition, the Company agreed to pay Mr. Chapin $100,000 as severance compensation if he was terminated other than "for cause" which amount would be held in trust and secured by an irrevocable letter of credit. Upon completion of five consecutive years of employment with the Company this obligation would terminate. Notwithstanding the foregoing, in January 1997, the Board of Directors resolved to award Mr. Chapin such amount as a bonus. In connection therewith, such severance arrangements which existed between the Company and Mr. Chapin were terminated.

REPRICING OF OPTIONS

     In March 1997, the Company cancelled all previously issued options to its four directors (which included Mr. Chapin, the Company's named executive officer) and issued in place thereof 960,000 options exercisable at $.225 per share. All previously granted options which were cancelled were exercisable at
prices ranging from $1.13 to $2.98 per share.   The exercise price of $.225 per
share for the options issued in place of the cancelled options represented 90% of the closing bid price of the Company's Common Stock on the date immediately prior to the date of grant.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of such reports and written representations from certain of such persons, the Company believes that, during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except James S. Chapin filed two reports late relating to a total of three transactions, Howard I. Kalodner filed two reports late relating to a total of two transactions, Albert E. Miller filed one report late relating to a total of one transaction, and Kenneth S. Friedman filed one report late relating to one transaction and failed to file two reports relating to two transactions.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company has a policy of following Section 78.140 of the Nevada Revised Statutes regarding transactions involving interested directors or officers. In general, all transactions involving interested directors or officers will be submitted to the board, after disclosure of the financial interest, for approval without counting the vote of the interested director. For purposes of a quorum, pursuant to Section 78.140, the attendance by the interested directors will be counted.

MATERIAL PROCEEDINGS

     There are no material proceedings to which any director or executive officer of the Company is a party adverse to the Company or any if its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

ADDITIONAL INFORMATION

     During the fiscal year ended June 30, 1997, the Board of Directors held 13 formal meetings. In addition, the Board of Directors took action by unanimous written consent and met informally on other occasions during the period. The Company does not currently have a standing audit or nominating committee. The compensation committee is comprised of Howard I. Kalodner and Albert E. Miller. The compensation committee did not meet during the fiscal year ended June 30, 1997. No incumbent director, excepting Kenneth S. Friedman, participated in fewer than 75% of all meetings of the Board of Directors and the Committees, if any, upon which such director then served during the 1997 fiscal year.

                         SELECTION OF AUDITORS

     The Board of Directors has appointed Brown Armstrong Randall & Reyes, independent certified public accountants, as the Company's independent auditors for the fiscal year ending June 30, 1998, subject to ratification by the Company's shareholders. Said firm has acted as auditors for the Company since July 1994. It is expected that a representative of Brown Armstrong Randall & Reyes will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF BROWN ARMSTRONG RANDALL & REYES AS THE COMPANY'S INDEPENDENT AUDITORS BY VOTING FOR THIS PROPOSAL.

                        SHAREHOLDERS' PROPOSALS

     Any shareholder who wishes to present a proposal for action at the next Annual Meeting of Shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must notify management of the Company so that such notice is received by management at its principal executive offices at 970 East Main Street, Suite 200, Grass Valley, California 95945 by July 21, 1998 and is in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                             MISCELLANEOUS

     The Board of Directors knows of no other business to be presented at the Annual Meeting but if other matters properly do come before the meeting, it is intended that the persons named in the accompanying proxy will vote the shares for which they hold proxies in accordance with their judgment.

     The Company's Annual Report for the fiscal year ended June 30, 1997 is being delivered to the Company's shareholders with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                 By Order of The Board of Directors,

                                 /s/James S. Chapin
                                 James S. Chapin,
                                 Chairman
Dated:November 18, 1997
      Grass Valley, California

                             APPENDIX
                        FORM OF PROXY CARD

                               PROXY

           BRUSH CREEK MINING AND DEVELOPMENT CO., INC.
                  ANNUAL MEETING OF SHAREHOLDERS
                          JANUARY 8, 1998

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James S. Chapin and John L. McGillivray, and each of them, with power of substitution as proxies for the undersigned to act and vote at the Annual Meeting of Shareholders of Brush Creek Mining and Development Co., Inc. (the "Company") to be held on January 8, 1998, at 10:00 a.m. (PST), at the Miners' Foundry located at 325 Spring Street, Nevada City, California, and any adjournments thereof for the following purposes:

     1.   Election  of  Directors  -   Nominees: James S. Chapin, Howard I.
Kalodner, Albert E. Miller and Kenneth S. Friedman.

          [  ]  FOR      [  ]  FOR ALL EXCEPT [  ]  WITHHOLD

     INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below.



     2. Proposal to ratify the selection of Brown Armstrong Randall & Reyes as the Company's auditors for the fiscal year ending June 30, 1998.

          [  ]  FOR      [  ]  AGAINST        [  ]  ABSTAIN

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.




                                   Signatures of Shareholder(s)

                                   Date:

NOTE: Please sign your name exactly as it appears on this Proxy. Jointly held shares require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

     IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

                        PLEASE ACT PROMPTLY
                SIGN, DATE & MAIL YOUR PROXY TODAY